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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 1, 2001


                         Progenics Pharmaceuticals, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  000-23143                 13-3379479
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)


             777 Old Saw Mill River Road, Tarrytown, New York 10591
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
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         (Former name or former address, if changed since last report.)


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         Item 7.  Financial Statements and Exhibits.

                  (c)      Exhibits

                  99.1     Press release dated October 1, 2001 (filed herewith).
                  99.2 Question and answer supplement relating to the October 1, 2001 press release (filed herewith).

         Item 9. Regulation FD Disclosure.

                  On October 1, 2001, Progenics Pharmaceuticals, Inc. issued a press release announcing that it has entered into an agreement with UR Labs, Inc. to obtain worldwide exclusive rights to methylnaltrexone. A copy of the press release is attached as Exhibit 99.1. Attached as Exhibit 99.2 is a question and answer supplement relating to the subject matter of the press release.

                  The information furnished pursuant to Item 9 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 9 in this Form 8-K.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PROGENICS PHARMACEUTICALS, INC.


                                           By  /s/ PHILIP K. YACHMETZ
                                              ------------------------------
                                                   Philip K. Yachmetz
                                                   General Counsel and Secretary


Date  October 1, 2001
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